UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Korn Ferry

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! KORN FERRY 2026 Annual Meeting Vote by September 23, 2026 11:59 PM ET KORN FERRY 1900 AVENUE OF THE STARS, SUITE 1225 LOS ANGELES, CA 90067 T01913-P55463 You invested in KORN FERRY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 24, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to September 10, 2026. If you would like to view the materials online, have the control number that is printed in the box below and visit www.ProxyVote.com. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 24, 2026 8:00 AM PT Virtually at: www.virtualshareholdermeeting.com/KFY2026 The Company will be hosting the meeting live via the Internet this year. To attend the meeting, go to www.virtualshareholdermeeting.com/KFY2026. Have the control number that is printed above available and follow the instructions. *Please check the meeting materials for any special requirements for meeting attendance. You can also vote by mail by requesting a paper copy of the materials which will include a proxy card.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. Please follow the instructions on the reverse side to access and review the proxy materials before voting on these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Doyle N. Beneby For 1b. Laura M. Bishop For 1c. Gary D. Burnison For 1d. Matthew J. Espe For 1e. Russell A. Hagey For 1f. Jerry P. Leamon For 1g. Angel R. Martinez For 1h. Lori J. Robinson For 1i. Peter A. Shimer For 2. Advisory (non-binding) resolution to approve the Company’s executive compensation. For 3. Approval of the Korn Ferry Amended and Restated 2022 Stock Incentive Plan. For 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2027 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T01914-P55463